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                                                                    EXHIBIT 99.1

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned, in their capacities as designated members of the Callaway Golf Company 401(k) Retirement Investment Plan Committee, do hereby certify with respect to the Annual Report of the Callaway Golf Company 401(k) Retirement Investment Plan (the "Plan") on Form 11-K for the year ended December 31, 2002 (the "11-K Report") that:

(1) the 11-K Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the 11-K Report fairly presents, in all material respects, the net assets available for benefits, and changes in net assets available for benefits, of the Plan.

      The undersigned have executed this Certification effective as of June 20, 2003.

                                              /s/ BRADLEY J. HOLIDAY
                                      ------------------------------------------
                                      Bradley J. Holiday,
                                      Designated Member of the 401(k) Retirement
                                      Investment Plan Committee


                                               /s/ DENNIS R. SECOR
                                      ------------------------------------------
                                      Dennis R. Secor,
                                      Designated Member of the 401(k) Retirement
                                      Investment Plan Committee




A signed original of this written statement has been provided to Callaway Golf Company and will be retained by Callaway Golf Company and furnished to the Securities and Exchange Commission or its staff upon request.